THE PERKINS
                                   OPPORTUNITY
                                    FUND

April 15, 1998

Dear Shareholders:

After over 18 months of difficult times, The Perkins Opportunity Fund reached a low on January 12, 1998 at $12.12. Since then the Fund has rallied, finishing the March quarter at $14.24, an NAV gain of 17.49% from the low. This followed a similar pattern, up from April 1997 through September then back to the April lows, after the October stock market decline. We see this as a base building period with a successful test, in January, of the previous spring's lows. During this time period, small aggressive growth stocks have under-performed large company stocks, resulting in very attractive current valuations for small-cap and micro-cap companies relative to large-caps. In our September shareholder letter, we felt that trend had changed and believe that the action since then has demonstrated a continuation of that change. A review of stock fundamentals and price charts supports this with many large companies trading near their all time highs with EPS multiples of 30x and growth of 15% while the reverse is true for many small companies. Although sometimes it may seem like it, these trends don't go on forever. It is our belief that the change is at hand. Our bottom-up investment approach remains unchanged, as we continue to search for unique companies that we believe have the potential to be long-term winners. As an aggressive growth fund, the Fund has been and should continue to be more volatile than the overall market.

                            Perkins Opportunity Fund
             Value of $10,000 vs S & P 500 and Russell 2000 Indices

                               Perkins
                             Opportunity      S & P 500      Russell 2000
            Quarter             Fund         Index w/inc        w/inc
            -------             ----         -----------        -----

            02/17/93          10,000.00       10,000.00       10,000.00
            03/31/93          10,107.90       10,457.86       10,203.87
            06/30/93          10,603.20       10,500.46       10,427.54
            09/30/93          12,323.80       10,779.31       11,339.44
            12/31/93          13,287.60       11,032.33       11,633.07
            03/31/94          13,365.00       10,609.86       11,323.24
            06/30/94          12,053.30       10,647.12       10,880.20
            09/30/94          15,294.10       11,177.64       11,636.10
            12/31/94          15,260.40       11,172.98       11,420.91
            03/31/95          18,540.10       12,259.85       11,948.21
            06/30/95          21,833.40       13,429.36       13,068.33
            09/30/95          25,855.90       14,495.65       14,359.00
            12/31/95          25,995.90       15,366.49       14,670.22
            03/31/96          28,019.70       16,194.41       15,418.78
            06/30/96          31,172.90       16,909.95       16,190.12
            09/30/96          27,487.70       17,439.71       16,244.90
            12/31/96          24,089.90       18,899.42       17,089.99
            03/31/97          19,911.40       19,400.04       16,206.31
            06/30/97          22,158.90       22,780.63       18,833.44
            09/30/97          25,387.80       24,489.97       21,636.42
            12/31/97          19,974.70       25,201.37       20,911.89
            03/31/98          22,538.80       28,714.48       22,805.76

                          Average Annual Total Return
                          Period Ended March 31, 1998
                     1 Year .........................  7.80%
                     5 Year ......................... 16.25%
                     Since Inception (2/18/93) ...... 17.21%

Past performance is not predictive of future performance.

The Russell 2000 is formed by taking the 3,000 largest U. S. companies and then eliminating the largest 1,000 leaving a good small company index. The S&P 500 is a broad market-weighted average of U. S. blue-chip companies. The indices are unmanaged and returns include reinvested dividends.

The following table shows the Fund's returns by quarter and since inception compared to several popular indices:

                            The Perkins          S & P            Dow Jones          NASDAQ           Russell
                            Opportunity           500             Industrial        Composite           2000
  Calendar Period              Fund              Index              Index             Index            Index

  First Quarter 1993          6.13%              4.33%              3.37%             4.00%            4.68%
  Second Quarter 1993         4.90%               .41%              3.08%             2.00%            1.81%
  Third Quarter 1993         16.23%              2.67%              1.84%             8.36%            8.39%
  Fourth Quarter 1993         7.82%              2.33%              6.31%             1.84%            2.23%

  First Quarter 1994           .58%             (3.83)%            (2.51)%           (4.29)%          (2.78)%
  Second Quarter 1994        (9.81)%              .35%               .39%            (5.04)%          (6.99)%
  Third Quarter 1994         26.89%              4.98%              6.74%             8.26%            6.59%
  Fourth Quarter 1994         (.22)%             (.04)%              .51%            (1.61)%          (2.25)%

  First Quarter 1995         21.49%              9.77%              9.17%             8.68%            4.16%
  Second Quarter 1995        17.76%              9.40%             10.30%            14.22%            8.77%
  Third Quarter 1995         18.42%              8.06%              5.77%            11.79%            9.43%
  Fourth Quarter 1995          .54%              5.99%              7.50%              .82%            1.80%

  First Quarter 1996          7.79%              5.39%              9.81%             4.68%            4.68%
  Second Quarter 1996        11.25%              4.42%              1.76%             7.59%            4.79%
  Third Quarter 1996        (11.82)%             3.13%              4.63%             3.54%            (.07)%
  Fourth Quarter 1996       (12.36)%             8.37%             10.75%             5.23%            4.68%

  First Quarter 1997        (17.35)%             2.67%              2.14%            (5.37)%          (5.53)%
  Second Quarter 1997        11.29%             17.40%             17.07%            18.04%           15.71%
  Third Quarter 1997         14.57%              7.50%              3.99%            16.89%           14.49%
  Fourth Quarter 1997       (21.32)%             2.90%             (0.02)%           (6.84)%          (3.70)%

  First Quarter 1998         12.84%             13.94%             11.74%            16.90%            9.99%

  Annualized since           18.33%             22.96%             24.05%            22.04%           16.52%
  2-18-93 inception

In closing, we thank you for your continued support.

Sincerely,


/s/ Richard W. Perkins                   /s/ Daniel S. Perkins                       /s/ Richard C. Perkins
Richard W. Perkins, C.F.A.               Daniel S. Perkins, C.F.A.                   Richard C. Perkins, C.F.A.
President                                Vice President                              Vice President

                                  THE PERKINS
                                   OPPORTUNITY
                                    FUND

SCHEDULE OF INVESTMENTS at March 31, 1998

--------------------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 95.8%                                                               Market Value
--------------------------------------------------------------------------------------------------------------------

                     Business Services: 4.2%
      87,500         Appliance Recycling Centers of America, Inc.(a)*........................          $   229,687
     437,500         Health Fitness Corp.*...................................................              820,313
     450,000         Integrated Security Systems, Inc.(a)*...................................              267,187
     115,000         IntraNet Solutions, Inc.*...............................................              718,750
      10,000         RTW, Inc.*..............................................................               80,000
     275,000         Reality Interactive, Inc.(a)*...........................................              240,625
                                                                                                       -----------
                                                                                                         2,356,562
                                                                                                       -----------
                     Computer - Memory Devices: 3.5%
     150,000         Ciprico, Inc.*..........................................................            1,968,750
                                                                                                       -----------

                     Computer - Peripheral Equipment: 1.1%
     270,000         Digital Biometrics, Inc.*...............................................              421,875
     100,000         RSI Systems, Inc.*......................................................              212,500
                                                                                                       -----------
                                                                                                           634,375
                                                                                                       -----------
                     Computer - Services: 4.6%
     150,000         En Pointe Technologies, Inc.*...........................................            1,415,625
     175,000         UniComp, Inc.*..........................................................            1,170,313
                                                                                                       -----------
                                                                                                         2,585,938
                                                                                                       -----------
                     Computer - Software: 8.9%
   1,400,000         Delphi Information Systems, Inc. (a)*...................................            1,093,750
     200,000         Fourth Shift Corp.*.....................................................              525,000
     584,375         IVI Publishing, Inc. (a)*...............................................            3,214,063
      79,305         Liferate Systems, Inc.*.................................................               49,566
     115,000         Onelink Communications, Inc.*...........................................               86,250
         614         Touchstone Software Corp.*..............................................                1,382
                                                                                                       -----------
                                                                                                         4,970,011
                                                                                                       -----------
                     Consumer Products - Miscellaneous: 3.9%
      75,000         Lamaur Corp. (a)*.......................................................              178,125
     300,000         Minnesota Brewing Company (a)*..........................................              975,000
      35,000         Recovery Engineering, Inc.*.............................................            1,032,500
                                                                                                       -----------
                                                                                                         2,185,625
                                                                                                       -----------

See accompanying Notes to Financial Statements.

                                  THE PERKINS
                                   OPPORTUNITY
                                    FUND

SCHEDULE OF INVESTMENTS at March 31, 1998, Continued

-------------------------------------------------------------------------------------------------------------------
      Shares                                                                                           Market Value
-------------------------------------------------------------------------------------------------------------------

                     Educational - Products/Services: 3.1%
     200,000         The TesseracT Group, Inc.*..............................................          $ 1,225,000
      50,000         UOL Publishing, Inc.*...................................................              500,000
                                                                                                       -----------
                                                                                                         1,725,000
                                                                                                       -----------
                     Electrical Products - Miscellaneous: 11.1%
      75,000         AMETEK, Inc.............................................................            2,245,313
     100,000         Barringer Technologies, Inc.*...........................................            1,218,750
     430,000         Destron Fearing Corp.*..................................................              725,625
     500,000         Insignia Systems, Inc. (a)*.............................................              875,000
     410,000         Micro Component Technology, Inc.(a)*....................................              717,500
      30,000         RF Monolithics, Inc.*...................................................              453,750
                                                                                                       -----------
                                                                                                         6,235,938
                                                                                                       -----------
                     Financial Services - Miscellaneous: 8.8%
      35,000         Metris Companies, Inc...................................................            1,522,500
     100,000         TCF Financial Corp......................................................            3,393,750
                                                                                                       -----------
                                                                                                         4,916,250
                                                                                                       -----------
                     Leisure - Gaming: 4.4%
     100,000         American Wagering, Inc.*................................................              587,500
     175,000         Innovative Gaming Corporation of America*...............................              710,937
     125,000         Shuffle Master, Inc.*...................................................            1,164,062
                                                                                                       -----------
                                                                                                         2,462,499
                                                                                                       -----------
                     Medical - Drugs: 3.6%
     250,000         GalaGen, Inc.*..........................................................              406,250
     150,000         Orphan Medical, Inc.*...................................................            1,631,250
                                                                                                       -----------
                                                                                                         2,037,500
                                                                                                       -----------
                     Medical - Products: 18.3%
     175,000         ATS Medical, Inc.*......................................................            1,378,125
     300,000         Diametrics Medical, Inc.*...............................................            2,400,000
     550,000         Everest Medical Corp. (a)*..............................................            1,100,000
     450,000         Innerdyne, Inc.*........................................................            1,434,375
     100,000         Ion Laser Technology, Inc.*.............................................              243,750
     130,000         LecTec Corp.*...........................................................              544,375
      50,000         Patterson Dental Company................................................            1,550,000

See accompanying Notes to Financial Statements.
4

                                  THE PERKINS
                                   OPPORTUNITY
                                    FUND

SCHEDULE OF INVESTMENTS at March 31, 1998, Continued

-------------------------------------------------------------------------------------------------------------------
      Shares                                                                                           Market Value
-------------------------------------------------------------------------------------------------------------------

                     Medical - Products, continued
     200,000         SpectraScience, Inc. (a)*...............................................          $ 1,300,000
      75,000         Zymetx, Inc.*...........................................................              318,750
                                                                                                       -----------
                                                                                                        10,269,375
                                                                                                       -----------
                     Real Estate Investment Trust: 2.5%
      45,000         Anthracite Mortgage Capital, Inc.*......................................              675,000
      40,000         Capital Automotive REIT*................................................              755,000
                                                                                                       -----------
                                                                                                         1,430,000
                                                                                                       -----------
                     Retail - Miscellaneous: 7.6%
     100,000         BT Office Products International, Inc.*.................................            1,193,750
      75,000         Funco, Inc.*............................................................            1,321,875
     175,000         Krause's Furniture, Inc.*...............................................              656,250
     100,000         SkyMall, Inc.*..........................................................              437,500
      50,000         Wilsons The Leather Experts, Inc.*......................................              662,500
                                                                                                       -----------
                                                                                                         4,271,875
                                                                                                       -----------
                     Retail - Restaurants: 2.7%
     200,000         Big Buck Brewery & Steakhouse, Inc. (a)*................................            1,000,000
     100,000         Hotel Discovery, Inc.*..................................................              375,000
     150,000         Woodroast Systems, Inc.*................................................              150,000
                                                                                                       -----------
                                                                                                         1,525,000
                                                                                                       -----------
                     Telecommunications - Equipment and Services: 7.5%
      85,000         ChoiceTel Communications, Inc.*.........................................              286,875
     100,000         Norstan, Inc.*..........................................................            2,475,000
     450,000         Racotek, Inc.*..........................................................            1,434,375
                                                                                                       -----------
                                                                                                         4,196,250
                                                                                                       -----------
                     Total Common Stocks (cost $61,446,532)..................................           53,770,948
                                                                                                       -----------

                     PREFERRED STOCK: 1.0%
------------------------------------------------------------------------------------------------------------------
                     Business Services: 1.0%
      70,000         IntraNet Solutions, Inc.* (cost $350,000)...............................              589,225
                                                                                                       -----------

See accompanying Notes to Financial Statements.

                                  THE PERKINS
                                   OPPORTUNITY
                                    FUND

SCHEDULE OF INVESTMENTS at March 31, 1998, Continued

-------------------------------------------------------------------------------------------------------------------
      Shares         WARRANTS: 0.7%                                                                    Market Value
-------------------------------------------------------------------------------------------------------------------

                     Business Services: 0.1%
      62,500         Health Fitness Corp., Exp. 4/4/1999**...................................         $          0
      70,000         IntraNet Solutions, Inc., Exp. 7/22/2002................................               74,900
                                                                                                      ------------
                                                                                                            74,900
                                                                                                      ------------
                     Computer - Software: 0.0%
   1,400,000         Delphi Information Systems, Inc., Exp. 4/17/1999........................                    0
     500,000         Insignia Systems, Inc. Exp. 1/16/2000 (a)...............................                    0
     275,000         Reality Interactive, Inc., Exp. 4/10/2000 (a)...........................               17,187
                                                                                                      ------------
                                                                                                            17,187
                                                                                                      ------------
                     Electric Products - Miscellaneous: 0.2%
     100,000         Barringer Technologies, Inc., Exp. 11/12/1999...........................              106,250
                                                                                                      ------------

                     Retail - Miscellaneous: 0.1%
      50,000         Wilsons The Leather Experts, Inc., Exp. 5/27/2000.......................               53,906
                                                                                                      ------------

                     Retail - Restaurants: 0.2%
     300,000         Big Buck Brewery & Steakhouse, Inc., Exp. 6/12/2000.....................               89,063
     100,000         Hotel Discovery, Inc., Exp. 11/3/2001...................................                    0
                                                                                                      ------------
                                                                                                            89,063
                                                                                                      ------------
                     Telecommunications - Equipment and Services: 0.1%
      85,000         ChoiceTel Communications, Inc., Exp. 11/10/2002.........................               53,125
                                                                                                      ------------

                     Total Warrants (cost $169,475)..........................................              394,431
                                                                                                      ------------

Principal Amount     REPURCHASE AGREEMENT: 3.0%
------------------------------------------------------------------------------------------------------------------
  $1,674,000         Star Bank Repurchase Agreement, 5.00%, dated 3/31/1998,
                     due 4/1/1998, collateralized by $1,710,594 GNMA, 7.375%,
                     due 5/20/2024 (proceeds $1,674,233) (cost $1,674,000)...................            1,674,000
                                                                                                      ------------

                     Total Investment in Securities (cost $63,640,007++): 100.5%..............           56,428,604
                     Liabilities in excess of Other Assets: (0.5)%...........................             (299,574)
                                                                                                      ------------
                     Total Net Assets: 100.0%................................................         $ 56,129,030
                                                                                                      ============

See accompanying Notes to Financial Statements.
6

                                 THE PERKINS
                                   OPPORTUNITY
                                    FUND

SCHEDULE OF INVESTMENTS at March 31, 1998, Continued

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

*Non-income producing security.

**Restricted security.

(a)Affiliated company (see Note 8).

++At March 31, 1998,  the cost of securities for Federal income tax purposes was $63,836,537. Unrealized appreciation and depreciation were as follows:

                     Gross unrealized appreciation ..........................................         $ 10,626,179
                     Gross unrealized depreciation ..........................................          (18,034,112)
                                                                                                      ------------
                               Net unrealized depreciation ..................................         $ (7,407,933)
                                                                                                      ============

See accompanying Notes to Financial Statements.

                                  THE PERKINS
                                   OPPORTUNITY
                                    FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 1998

------------------------------------------------------------------------------------------------------------------

ASSETS
      Investments in securities, at value (cost $63,640,007).................................        $ 56,428,604
      Cash...................................................................................                 340
      Receivables:
            Securities sold .................................................................             284,053
            Fund shares sold.................................................................             170,246
            Interest.........................................................................                 233
      Prepaid expenses.......................................................................              35,430
                                                                                                     ------------
                  Total assets ..............................................................          56,918,906
                                                                                                     ------------

LIABILITIES
      Payables:
            Advisory fees....................................................................              47,595
            Administration fee...............................................................               9,094
            Fund shares redeemed.............................................................              75,087
            Securities purchased.............................................................             525,000
      Accrued expenses ......................................................................             133,100
                                                                                                     ------------
                  Total liabilities .........................................................             789,876
                                                                                                     ------------

NET ASSETS  .................................................................................        $ 56,129,030
                                                                                                     ============

      Net asset value and redemption price per share
            ($56,129,030/3,941,484 shares outstanding;
            unlimited number of shares authorized without par value) ........................             $14.24
                                                                                                          ======
      Computation of offering price per share
            (Net asset value $14.24/.9525) ..................................................             $14.95
                                                                                                          ======

COMPONENTS OF NET ASSETS
      Paid-in capital .......................................................................        $ 75,580,546
      Accumulated net realized loss on investments ..........................................         (12,240,113)
      Net unrealized depreciation on investments ............................................          (7,211,403)
                                                                                                     ------------
            Net assets ......................................................................        $ 56,129,030
                                                                                                     ============

See accompanying Notes to Financial Statements.
8

                                  THE PERKINS
                                   OPPORTUNITY
                                    FUND

STATEMENT OF OPERATIONS - For the Year Ended March 31, 1998

------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
      Income
            Interest ........................................................................         $   223,862
            Dividends........................................................................              86,443
                                                                                                      -----------
                  Total income ..............................................................             310,305
                                                                                                      -----------
      Expenses
            Advisory fees....................................................................             726,828
            Transfer agent fees .............................................................             264,903
            Shareholder service fee..........................................................             160,272
            Distribution fees................................................................             145,366
            Administration fee...............................................................             140,366
            Reports to shareholders .........................................................              54,759
            Registration fees................................................................              36,599
            Fund accounting fees.............................................................              35,750
            Custody fees.....................................................................              22,823
            Trustee fees ....................................................................              15,211
            Audit fee........................................................................              14,501
            Miscellaneous....................................................................               9,860
            Insurance........................................................................               8,345
            Amortization of deferred organization costs......................................               7,889
            Legal fees......................................................................                5,001
            Interest.........................................................................               3,796
                                                                                                      -----------
                  Total expenses ............................................................           1,652,269
                                                                                                      -----------
                        Net investment loss .................................................          (1,341,964)
                                                                                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
            Net realized loss from security transactions ....................................          (5,974,426)
            Net change in unrealized depreciation on investments ............................          16,076,454
                                                                                                      -----------
                  Net realized and unrealized gain on investments ...........................          10,102,028
                                                                                                      -----------
                        Net increase in net assets resulting from operations ................         $ 8,760,064
                                                                                                      ===========

See accompanying Notes to Financial Statements.

                                  THE PERKINS
                                   OPPORTUNITY
                                    FUND

STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended         Year Ended
                                                                                     March 31,          March 31,
                                                                                       1998               1997
-------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss ...........................................................   $ (1,341,964)      $ (1,441,305)
Net realized loss from security transactions ..................................     (5,974,426)          (145,477)
Net change in unrealized depreciation on investments ..........................     16,076,454        (38,322,304)
                                                                                  ------------       ------------
      Net increase (decrease) in net assets resulting from operations .........      8,760,064        (39,909,086)
                                                                                  ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS
Net realized gain from security transactions...................................        -0-             (6,511,345)
                                                                                  ------------       ------------

CAPITAL SHARE TRANSACTIONS
Net (decrease) increase in net assets derived from net change
  in outstanding shares (a)....................................................    (27,905,372)        29,413,017
                                                                                  ------------       ------------
      Total decrease in net assets ............................................    (19,145,308)       (17,007,414)

NET ASSETS
Beginning of year..............................................................     75,274,338         92,281,752
                                                                                  ------------       ------------
End of year  ..................................................................   $ 56,129,030        $75,274,338
                                                                                  ============        ===========



(a) A summary of capital share transactions is as follows:

                                                                Year Ended                     Year Ended
                                                              March 31, 1998                 March 31, 1997
                                                       ---------------------------     --------------------------
                                                         Shares           Value          Shares          Value
                                                       ----------     ------------     ----------     -----------
Shares sold ......................................        890,435      $12,140,118      7,051,945     $91,519,504
Shares issued in reinvestment of distributions....         -0-              -0-           374,001       6,141,789
Shares redeemed ..................................     (2,932,794)     (40,045,490)    (3,899,033)    (68,248,276)
                                                       ----------     ------------     ----------     -----------
Net (decrease) increase ..........................     (2,042,359)    $(27,905,372)     3,526,913     $29,413,017
                                                       ==========     ============     ==========     ===========

See accompanying Notes to Financial Statements.
10

                                  THE PERKINS
                                   OPPORTUNITY
                                    FUND

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each year

--------------------------------------------------------------------------------------------------------------------
                                                                         Year Ended March 31,
                                                    ------------------------------------------------------------
                                                      1998         1997       1996++       1995++      1994++
--------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year...............     $12.58      $18.78       $13.03      $10.37       $ 7.96
                                                      ------      ------       ------      ------       ------
Income from investment operations:
      Net investment loss .......................      (0.34)      (0.24)       (0.12)      (0.13)       (0.13)
      Net realized and unrealized gain (loss)
        on investments...........................       2.00       (4.98)        6.66        3.79         2.70
                                                      ------      ------       ------      ------       ------
Total from investment operations.................       1.66       (5.22)        6.54        3.66         2.57
                                                      ------      ------       ------      ------       ------
Less distributions:
       From net capital gains ...................       0.00       (0.98)       (0.79)      (1.00)       (0.16)
                                                      ------      ------       ------      ------       ------
Net asset value, end of year.....................     $14.24      $12.58       $18.78      $13.03       $10.37
                                                      ======      ======       ======      ======       ======
Total return ....................................      13.20%     (28.94)%      51.29%      38.72%       32.22%
Ratios/supplemental data:
Net assets, end of year (millions)...............     $56.1       $75.3        $92.3       $12.5         $3.3
Ratio of expenses to average net assets:
      Before expense reimbursement ..............       2.27%       1.90%        1.97%       3.08%        5.14%
      After expense reimbursement................       2.27%       1.90%        1.97%       2.63%        2.49%
Ratio of net investment loss to average net assets:
      Before expense reimbursement ..............      (1.85%)     (1.25%)      (1.16%)     (2.76%)      (4.93%)
      After expense reimbursement ...............      (1.85%)     (1.25%)      (1.16%)     (2.31%)      (2.28%)
Portfolio turnover rate .........................      53.37%      86.88%       92.45%     124.86%       90.63%

Average commission rate paid per share++..........     $.0496      $.0608          -           -            -


++Per share data has been restated to give effect to a 2-for-1 stock split to shareholders of record as of the close on June 3, 1996.

++For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

See accompanying Notes to Financial Statements.

                                  THE PERKINS
                                   OPPORTUNITY
                                    FUND

NOTES TO FINANCIAL STATEMENTS at March 31, 1998
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The Perkins Opportunity Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund's primary investment objective is capital appreciation. The Fund began operations on February 18, 1993.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

            At March 31, 1998, there is a capital loss carryforward of approximately $11,200,000, which expires March 31, 2006, available to offset future gains, if any.

      C. Security Transactions, Dividends and Distributions. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Income and capital gains distributions to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing treatments for net operating losses.

      D. Deferred Organization Costs. The Fund incurred expenses of $20,000 in connection with the organization of the Fund. These costs were deferred and were amortized on a straight-line basis over five years through the period ending February 17, 1998.

      E. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.
12

                                  THE PERKINS
                                   OPPORTUNITY
                                    FUND

NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------

NOTE 3 - RESTRICTED SECURITIES

      On March 31, 1998, the Fund held a restricted security (i.e., security which may not be publicly sold without registration under the Securities Act or without an exemption under that Act). This security is valued at fair value as determined by the Board of Trustees, giving consideration to credit quality, dividend rate, if any, projected earnings and marketability of the securities of comparable issuers. On March 31, 1998, and on the date of acquisition, there were no market quotations available for unrestricted securities of the same class. Dates of acquisition and cost of the restricted security is as follows:

                                                                            Per Unit Value
                                                         Acquisition Date     at 3-31-98        Cost
                                                         ----------------   --------------   ----------
Health Fitness/Physical Therapy, Inc., Warrants            April 4, 1995           0         $        0
(fair value of $0 or 0% of net assets at March 31, 1998)

NOTE 4 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

      For the year ended March 31, 1998, Perkins Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended March 31, 1998, the Fund incurred $726,828 in Advisory fees.

      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:


          Under $12 million       -   $30,000
          $12 to $50 million      -   0.25% of average daily net assets
          $50 to $100 million     -   0.20% of average daily net assets
          $100 to $200 million    -   0.15% of average daily net assets
          Over $200 million       -   0.10% of average daily net assets

      For the year ended March 31, 1998, the Fund incurred $140,366 in Administration fees.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

                                  THE PERKINS
                                   OPPORTUNITY
                                    FUND

NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------

NOTE 5 - DISTRIBUTION COSTS

      The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of up to 0.20% of the average daily net assets of the Fund. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity.
During the year ended March 31, 1998, the Fund paid the Distributor $145,366.

NOTE 6 - SHAREHOLDER SERVICING FEE

      The Fund has entered into a Shareholder Services Agreement with the Advisor, under which the Fund pays servicing fees at an annual rate of up to 0.25% of the Fund's average daily net assets. Payments to the Advisor under the Shareholder Servicing Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders' accounts and record processing purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended March 31, 1998, the Fund incurred $160,272 in Shareholder Servicing fees.

NOTE 7 - PURCHASES AND SALES OF SECURITIES

      For the year ended March 31, 1998, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $36,069,000 and $58,594,141, respectively.
14

                                  THE PERKINS
                                   OPPORTUNITY
                                    FUND

NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------

NOTE 8 - INVESTMENTS IN AFFILIATES

      Affiliated companies, as defined in Section 2 (a) (3) of the Investment Company Act of 1940, are companies that have 5% or more of their outstanding voting shares held by the Fund. During the year ended March 31, 1998, the Fund engaged in the following transactions in securities of such affiliated companies:

                        Shares Held
------------------------------------------------------------         Value                          Realized
    March 31,        Shares          Shares        March 31,        March 31,        Dividend         Gain/
      1997          Purchased         Sold           1998             1998            Income         (Loss)
      ----          ---------         ----           ----             ----            ------         ------

Appliance Recycling Centers of America, Inc.:
      87,500               -               -          87,500        $ 229,687               -       $      -
Big Buck Brewery & Steakhouse, Inc.:
     300,000               -         100,000         200,000        1,000,000               -         32,482
Delphi Information Systems, Inc.:
   1,550,000               -         150,000       1,400,000        1,093,750               -        (31,410)
Everest Medical Corp.:
     600,000               -          50,000         550,000        1,100,000               -        (46,975)
Insignia Systems, Inc.:
           0         500,000               -         500,000          875,000               -              -
Insignia Systems, Inc. - Warrants:
           0         500,000               -         500,000                -               -              -
Integrated Security Systems, Inc.:
     450,000               -               -         450,000          267,187               -              -
IVI Publishing, Inc.:
     168,750         415,625               -         584,375        3,214,063               -              -
Lamaur Corp.:
           0         300,000         225,000          75,000          178,125               -       (827,971)
Micro Component Technology, Inc.:
     410,000               -               -         410,000          717,500               -              -
Minnesota Brewing Co.:
     300,000               -               -         300,000          975,000               -              -
Reality Interactive, Inc.:
     275,000               -               -         275,000          240,625               -              -
Reality Interactive, Inc. - Warrants:
     275,000               -               -         275,000           17,187               -              -
SpectraScience, Inc.:
     245,000               -          45,000         200,000        1,300,000               -          5,760
                                                                  ------------------------------------------
Totals                                                            $11,208,124               -      ($868,114)
                                                                  ==========================================

                                  THE PERKINS
                                   OPPORTUNITY
                                    FUND

NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------

NOTE 9 - YEAR 2000 ISSUE (Unaudited)

      Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems it uses, and those used by the Fund's brokers and other major service providers, do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue". Management is assessing its computer systems and the systems compliance issues of its brokers and major service providers. Based on information available to management, the Fund's brokers and major service providers are taking steps that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use. At this time, however, there can be no assurance that these steps will be sufficient, and the failure of a timely completion of all necessary procedures could have a material adverse effect on the Fund's operations. Management will continue to monitor the status of and its exposure to, this issue.
16

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS OF
      PERKINS OPPORTUNITY FUND and
THE BOARD OF TRUSTEES OF
      PROFESSIONALLY MANAGED PORTFOLIOS

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Perkins Opportunity Fund, a series of Professionally Managed Portfolios, Inc., as of March 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period February 18, 1993 (commencement of operations) to March 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

       We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Perkins Opportunity Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from February 18, 1993 (commencement of operations) to March 31, 1993, in conformity with generally accepted accounting principles.



                                                            TAIT, WELLER & BAKER



Philadelphia, Pennsylvania
April 24, 1998

                                     Advisor
                        Perkins Capital Management, Inc.
                              730 East Lake Street
                             Wayzata, MN 55391-1769
                                 (800) 998-3190
                                 (612) 473-8367
                                        o
                                   Distributor
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85018
                                        o
                                    Custodian
                                 Star Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202
                                        o
                     Transfer Agent and Shareholder Services
                                   PFPC, Inc.
                                  P.O. Box 8813
                            Wilmington, DE 19899-8813
                                 (800) 280-4779
                                        o
                                    Auditors
                              Tait, Weller & Baker
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19101
                                        o
                                  Legal Counsel
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104


This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                                  THE PERKINS
                                   OPPORTUNITY
                                    FUND

                        A mutual fund seeking to provide
                         capital appreciation through a
                 continuing search for investment opportunities








                                  Annual Report
                                 to Shareholders
                                 March 31, 1998